SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : October 25, 2004

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2004, providing for the issuance of ABFC 2004-AHL1 Trust, ABFC Asset-Backed Certificates Series 2004-AHL1).


                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  333-108551-04                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (704) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFC 2004-AHL1 Trust, ABFC Asset-Backed Certificates Series 2004-AHL1 pursuant to the terms of the Pooling and Servicing Agreement, dated March 1, 2004 among Asset Backed Funding Corporation, as depositor, Litton Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

  On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2004 as Exhibit 99.1.

ABFC 2004-AHL1 Trust
ABFC Asset-Backed  Certificates,  Series 2004-AHL1
-------------------------------------------------------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein


Date:  October 27, 2004       By: /s/  Mark McDermott
                               ------------------------------------
                                Mark McDermott
                                Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         October 25, 2004

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  October 25, 2004



                  ABFC Asset-Backed Certificates, Series 2004-AHL1
                          STATEMENT TO CERTIFICATEHOLDERS
                                  October 25, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                                   REALIZED     DEFERRED      PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL        INTEREST          TOTAL      LOSSES       INTEREST      BALANCE
---------------------------------------------------------------------------------------------------------------------------------
A1         119,292,000.00    91,831,172.37    8,271,007.77      142,805.25     8,413,813.02    0.00       0.00       83,560,164.60
A2          26,365,000.00    26,365,000.00            0.00       46,329.78        46,329.78    0.00       0.00       26,365,000.00
M1          10,691,000.00    10,691,000.00            0.00       19,617.98        19,617.98    0.00       0.00       10,691,000.00
M2           9,799,000.00     9,799,000.00            0.00       22,781.22        22,781.22    0.00       0.00        9,799,000.00
M3           2,227,000.00     2,227,000.00            0.00        5,610.34         5,610.34    0.00       0.00        2,227,000.00
M4           2,673,000.00     2,673,000.00            0.00        7,253.51         7,253.51    0.00       0.00        2,673,000.00
M5           2,227,000.00     2,227,000.00            0.00        6,302.98         6,302.98    0.00       0.00        2,227,000.00
M6           2,227,000.00     2,227,000.00            0.00        8,380.88         8,380.88    0.00       0.00        2,227,000.00
M7           1,782,000.00     1,782,000.00            0.00        7,399.00         7,399.00    0.00       0.00        1,782,000.00
CE                   0.00             0.00            0.00      601,561.36       601,561.36    0.00       0.00                0.00
P                    0.00             0.00            0.00      144,283.30       144,283.30    0.00       0.00                0.00
R                    0.00             0.00            0.00            0.00             0.00    0.00       0.00                0.00
TOTALS     177,283,000.00   149,822,172.37    8,271,007.77    1,012,325.60     9,283,333.37    0.00       0.00      141,551,164.60
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CURRENT
                       BEGINNING                                                      ENDING                       PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL        PRINCIPAL         CLASS        RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1     04542B GE 6     769.80159919    69.33413615     1.19710668    70.53124283      700.46746303      A1        2.000000 %
A2     04542B GF 3   1,000.00000000     0.00000000     1.75724559     1.75724559    1,000.00000000      A2        2.260000 %
M1     04542B GG 1   1,000.00000000     0.00000000     1.83499953     1.83499953    1,000.00000000      M1        2.360000 %
M2     04542B GH 9   1,000.00000000     0.00000000     2.32485152     2.32485152    1,000.00000000      M2        2.990000 %
M3     04542B GJ 5   1,000.00000000     0.00000000     2.51923664     2.51923664    1,000.00000000      M3        3.240000 %
M4     04542B GK 2   1,000.00000000     0.00000000     2.71362140     2.71362140    1,000.00000000      M4        3.490000 %
M5     04542B GL 0   1,000.00000000     0.00000000     2.83025595     2.83025595    1,000.00000000      M5        3.640000 %
M6     04542B GM 8   1,000.00000000     0.00000000     3.76330489     3.76330489    1,000.00000000      M6        4.840000 %
M7     04542B GN 6   1,000.00000000     0.00000000     4.15207632     4.15207632    1,000.00000000      M7        5.340000 %
TOTALS                 845.10174337    46.65426335     5.71022377    52.36448712      798.44748002
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
                     ---------------------------------------


Sec. 4.06(iii) O/C Amount                                                                                               891,543.01
Sec. 4.06(iii) Targeted O/C Amount                                                                                      890,872.72
Sec. 4.06(iii) O/C Deficiency Amount                                                                                          0.00
Sec. 4.06(iii) O/C Release Amount                                                                                             0.00
Sec. 4.06(iii) Monthly Excess Interest                                                                                  601,561.36
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                                          601,561.36
Sec. 4.06(iii) Extra Principal Distribution Amount                                                                            0.00

Sec. 4.06(iv) Servicing Compensation                                                                                     62,580.59

Sec. 4.06(v) Current Advances                                                                                                 0.00

Sec. 4.06(vi) Total Ending Collateral Balance                                                                       142,442,707.61

Sec. 4.06(vii) Total Beginning Number of Loans                                                                              943.00

Sec. 4.06(vii) Total Ending Number of Loans                                                                                 903.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                                          6.91037 %

Sec. 4.06(vii)Weighted Average Term to Maturity                                                                             346.00

Sec. 4.06(viii)Loans Delinquent
                                                Group 1
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                    21             3,169,381.45                2.23 %
                                               2 Month                    14             2,073,155.83                1.46 %
                                               3 Month                    18             2,833,998.03                1.99 %
                                                Total                     53             8,076,535.31                5.68 %
                                                Group Totals
                                                                                          Principal
                                               Category              Number                Balance               Percentage
                                               1 Month                    21             3,169,381.45                2.23 %
                                               2 Month                    14             2,073,155.83                1.46 %
                                               3 Month                    18             2,833,998.03                1.99 %
                                                Total                     53             8,076,535.31                5.68 %

                                               Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.06(viii)Loans in Foreclosures
                                                                          Loans in Foreclosure
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                           10            1,786,942.53                 1.25 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                           10            1,786,942.53                 1.25 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                          Loans in Bankruptcy

                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                           6              755,552.89                  0.53 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                           6              755,552.89                  0.53 %

Sec. 4.06(ix)Loans in REO
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
                                                     Group Totals
                                                                           Principal
                                                      Number               Balance                Percentage
                                                           0                    0.00                  0.00 %

Sec. 4.06(xi) Principal Prepayments                                                                                 8,142,407.67

Sec. 4.06 Prepayment Penalties/Premiums                                                                               144,283.30

Sec. 4.06(xii) Realized Losses
Current Realized Losses                                                                                                     0.00
Cumulative Realized Losses Incurred                                                                                         0.00

Sec. 4.06(xii) Subsequent Recoveries                                                                                        0.00

Sec. 4.06(xiii) Class M1 Unpaid Realized Loss Amount                                                                        0.00
Sec. 4.06(xiii) Class M1 Applied Realized Loss Amount                                                                       0.00

Sec. 4.06(xiii) Class M2 Unpaid Realized Loss Amount                                                                        0.00
Sec. 4.06(xiii) Class M2 Applied Realized Loss Amount                                                                       0.00

Sec. 4.06(xiii) Class M3 Unpaid Realized Loss Amount                                                                        0.00
Sec. 4.06(xiii) Class M3 Applied Realized Loss Amount                                                                       0.00

Sec. 4.06(xiii) Class M4 Unpaid Realized Loss Amount                                                                        0.00
Sec. 4.06(xiii) Class M4 Applied Realized Loss Amount                                                                       0.00

Sec. 4.06(xiii) Class M5 Unpaid Realized Loss Amount                                                                        0.00
Sec. 4.06(xiii) Class M5 Applied Realized Loss Amount                                                                       0.00

Sec. 4.06(xiii) Class M6 Unpaid Realized Loss Amount                                                                        0.00
Sec. 4.06(xiii) Class M6 Applied Realized Loss Amount                                                                       0.00
                                                                                                                            0.00
Sec. 4.06(xiii) Class M7 Unpaid Realized Loss Amount                                                                        0.00
Sec. 4.06(xiii) Class M7 Applied Realized Loss Amount

Sec. 4.06 Unpaid Interest
Class A1 Unpaid Interest Shortfall                                                                                           0.00
Class A2 Unpaid Interest Shortfall                                                                                           0.00
Class M1 Unpaid Interest Shortfall                                                                                           0.00
Class M2 Unpaid Interest Shortfall                                                                                           0.00
Class M3  Unpaid Interest Shortfall                                                                                          0.00
Class M4  Unpaid Interest Shortfall                                                                                          0.00
Class M5  Unpaid Interest Shortfall                                                                                          0.00
Class M6  Unpaid Interest Shortfall                                                                                          0.00
Class M7  Unpaid Interest Shortfall                                                                                          0.00

Sec. 4.06(xv) Current Period Relief Act Interest Shortfalls                                                                 80.69

Class A1 Interest Accrual Relief Act Reduction                                                                              43.24
Class A2 Interest Accrual Relief Act Reduction                                                                              14.03
Class M1 Interest Accrual Relief Act Reduction                                                                               5.94
Class M2 Interest Accrual Relief Act Reduction                                                                               6.90
Class M3 Interest Accrual Relief Act Reduction                                                                               1.70
Class M4 Interest Accrual Relief Act Reduction                                                                               2.20
Class M5 Interest Accrual Relief Act Reduction                                                                               1.91
Class M6 Interest Accrual Relief Act Reduction                                                                               2.54
Class M7 Interest Accrual Relief Act Reduction                                                                               2.24
Total Class Interest Accrual Relief Act Reduction                                                                           80.69

Sec. 4.06(xv) Net Prepayment Interest Shortfalls                                                                             0.00
Class A1 Prepayment Interest Shortfall Reduction                                                                             0.00
Class A2 Prepayment Interest Shortfall Reduction                                                                             0.00
Class M1 Prepayment Interest Shortfall Reduction                                                                             0.00
Class M2 Prepayment Interest Shortfall Reduction                                                                             0.00
Class M3 Prepayment Interest Shortfall Reduction                                                                             0.00
Class M4 Prepayment Interest Shortfall Reduction                                                                             0.00
Class M5 Prepayment Interest Shortfall Reduction                                                                             0.00
Class M6 Prepayment Interest Shortfall Reduction                                                                             0.00
Class M7 Prepayment Interest Shortfall Reduction                                                                             0.00

Sec. 4.06(xvi) Trustee Fee Paid                                                                                          1,130.35

Sec. 4.06(xvii) Reserve Account
Libor                                                                                                                      1.8400
Strike Rate                                                                                                                  7.72
Beginning Reserve Account                                                                                                    0.00
Yield Maintenance Agreement Payment                                                                                          0.00
Reserve Account Withdrawl                                                                                                    0.00
Ending Reserve Account                                                                                                       0.00

A1 Cap Amount Paid                                                                                                           0.00
A2 Cap Amount Paid                                                                                                           0.00
M1 Cap Amount Paid                                                                                                           0.00
M2 Cap Amount Paid                                                                                                           0.00
M3 Cap Amount Paid                                                                                                           0.00
M4 Cap Amount Paid                                                                                                           0.00
M5 Cap Amount Paid                                                                                                           0.00
M6 Cap Amount Paid                                                                                                           0.00
M7 Cap Amount Paid                                                                                                           0.00

Sec. 4.06(xvii)Cap Carryover Amount - Class A1                                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class A1                                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class A2                                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class A2                                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M1                                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M1                                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M2                                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M2                                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M3                                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M3                                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M4                                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M4                                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M5                                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M5                                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M6                                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M6                                                                        0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M7                                                                               0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M7                                                                        0.00

Sec. 4.06(xix) Has the Trigger Event Occured                                                                                   NO

Sec. 4.06(xix) Credit Enhancement Percentage                                                                            22.8285 %

Sec. 4.06(xix) Rolling 3 Month Prior Delinquency Percentage                                                            2.745876 %

Sec. 4.06(xix) Rolling 3 Month Percentage divided by the Credit Enhancement Percentage                                   8.3137 %

Sec. 4.06(xix) Cumulative Realized Losses as a Percentage of Original Collateral Balance                                 0.0000 %

Sec. 4.06(xx) Available Funds
Available Funds                                                                                                      9,140,180.43
Interest Remittance Amount                                                                                             869,172.66
Principal Remittance Amount                                                                                          8,271,007.77

Stop Advance Interest                                                                                                        0.00


Sec 4.06 Repurchased Principal                                                                                               0.00

Sec 4.06 Class CE Distributable Amount                                                                                 601,561.36

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
